  Exhibit 99.1

Youngevity International Receives Additional Nasdaq Notification of Non-Compliance with Listing Rule 5250(c)(1)

SAN DIEGO, Calif. —May 18, 2020 – Youngevity International, Inc.: (NASDAQ: YGYI),, a leading multi-channel lifestyle company operating in three distinct business segments including a commercial coffee enterprise, commercial hemp enterprise and multi-channel lifestyle company, today announced that it received an additional letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that Youngevity’s is not in compliance with NASDAQ Listing Rule 5250(c) (1) because its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”) and Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”) have not been filed on a timely basis with the Securities and Exchange Commission.

As previously reported on April 2, 2020 Nasdaq notified Youngevity that it did not comply with its continued listing requirements as set forth in Nasdaq Listing Rule 5250(c)(1) due to its failure to timely file its Form 10-K. In accordance with the Nasdaq letter, dated April 2, 2020, Youngevity has until June 1, 2020, to submit a plan to regain compliance with Nasdaq’s continued listing requirements and if Nasdaq accepts the plan, it can grant an extension of up to 180 calendar days from the filing due date, of September 28, 2020, to regain compliance. Youngevity can also regain compliance with Nasdaq’s continued listing requirements at any time before September 28, 2020, by filing the Form 10-K and Form 10-Q with the Securities and Exchange Commission, as well as any subsequent periodic financial reports that may then become due. The notification letter has no immediate effect on the listing or trading of Youngevity’s common stock on the Nasdaq Market.

Youngevity’s management is working diligently to complete the Form 10-K and Form 10-Q and intends to file each report as soon as practicable.

About Youngevity International, Inc.

Youngevity International, Inc. ( NASDAQ : YGYI ), is a multi-channel lifestyle company operating in 3 distinct business segments including a commercial coffee enterprise, a commercial hemp enterprise, and a multi-vertical omni direct selling enterprise.  The Company features a multi country selling network and has assembled a virtual Main Street of products and services under one corporate entity, YGYI offers products from the six top selling retail categories: health/nutrition, home/family, food/beverage (including coffee), spa/beauty, apparel/jewelry, as well as innovative services. For investor information, please visit YGYI.com. Be sure to like us on Facebook and follow us on Twitter

Safe Harbor Statement

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,”“continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, and includes statements regarding completion of our Form 10-K and Form 10-Q. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, our ability to our ability to develop and grow our commercial coffee and hemp segments, our ability to continue our international growth, our ability to leverage our platform and global infrastructure to drive organic growth, our ability  to  return to profitability, expand our liquidity, and strengthen our balance sheet, our ability to continue to maintain compliance with the NASDAQ requirements, the acceptance of the omni-direct approach by our customers, our ability to expand our distribution, our ability to add additional products (whether developed internally or through acquisitions), and the other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Contacts:
Youngevity International, Inc.
Dave Briskie
President and Chief Financial Officer
1 800 982 3189 X6500

Investor Relations
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investors@ygyi.com

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